Short-term Loans	12 Months Ended
Dec. 31, 2024
Short-term Loans
Short-term Loans

10.Short-term Loans

The Group obtained bank credit facilities totaling RMB103.1 million and unused credit line amount was RMB95.9 million as of December 31, 2024.

As of December 31, 2023 and 2024, the loans obtained by the Group under these bank facilities have maturity dates that are less than six months and the weighted average interest rate for the outstanding loans was nil and 5.7%, respectively.

As of December 31, 2023 and 2024, the balance of short-term loans was nil and RMB7.2 million, respectively. For the short-term loan as of December 31, 2024, with a term spanning from August 28, 2024 to January 22, 2025, it is secured by a standby letter of credit in the amount of RMB7.9 million provided by Guangzhou Tiya.